Exhibit 99.1

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Exhibit 99.1

[LOGO]

Investment Community Meetings

April 2004

Safe Harbor Statement

This presentation contains certain forward-looking statements and information based on the beliefs of Fleetwood’s management as well as assumptions made by, and information currently available to, Fleetwood’s management. Such statements reflect the current views of Fleetwood with respect to future events and are subject to certain risks, uncertainties, and assumptions, including risk factors identified in Fleetwood’s Form 10-K and other SEC filings. These risk factors include, without limitation:  the cyclical nature of both the manufactured housing and recreational vehicle industries; ongoing weakness in the manufactured housing market; the potential impact on demand for our products as a result of changes in consumer confidence levels; the effect of global tensions on consumer confidence; continued acceptance of the Company’s products; expenses and uncertainties associated with the introduction and manufacturing of new products; the future availability of manufactured housing retail financing, as well as housing and RV wholesale financing; exposure to interest rate and market changes affecting certain of the Company’s assets and liabilities; changes in retail inventory levels in the manufactured housing and recreational vehicle industries; availability and pricing of raw materials; competitive pricing pressures; the ability to attract and retain quality dealers, executive officers and other personnel; and the ability to obtain the financing we need in order to execute our business strategies. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Fleetwood undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

[LOGO]

Fleetwood Enterprises, Inc.

Recreational Vehicle Manufacturer &
Manufactured Housing Builder/Retailer/Lender

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*Percentage of FY 2003 sales

**Revenue included in Fleetwood Homes

Leadership Position

Nation’s leader in recreational vehicle revenues*

•                  Growing market share in higher-margin motor homes offers margin expansion opportunity

Leading manufactured housing producer**

•                  Manufacturing operating profit year to date, despite industry slump, shows positive operating leverage; operating profit achieved at 50+% capacity utilization

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*#1 in RV sales every year since 1973

**As of 12/31/03, 2nd largest manufacturer and #4 retailer

Key Elements of Our Strategy

•                  Increase profitable market share in targeted higher-margin product segments

•                  Accelerate vertical integration in housing business

•                  Leverage and expand recognition of the Fleetwood brand

•                  Provide best product and value proposition to customers

•                  Increase operating margins and profitability

Create value for our shareholders

Industry Growth — RVs

•                  Strong RV market growth projected through 2010*

•                  Favorable demographics

•                  Growing segment: 35-55 age group*

•                  Buying trends correlate with consumer confidence

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* Source: University of Michigan research

RV Group — Market Share

•                  Only full-line manufacturer, ranging from folding trailers to luxury motor homes

•                  #2 in motor homes (#1 in larger Class A’s)*

•                  #3 in travel trailers*

•                  #1 in folding trailers*

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*Source: Statistical Surveys, Inc. (December 2003)

RV Brand Name Strength

•                  Diesel Motor Homes:
Discovery (#1), Revolution, American Coach

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•                  Travel Trailers:
Prowler (#1), Wilderness, Terry, Pioneer, Gearbox

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•                  Gas-powered Motor Homes:
Bounder (#1), Pace Arrow, Southwind, Tioga, Jamboree

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•                  Folding Trailers:
Fleetwood (#1)

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Motor Homes

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'05 Discovery – Class A Diesel

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'04 Southwind – Class A Gas

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'04 American Eagle – Class A Diesel

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'04 Jamboree – Class C

Fleetwood Widening
“Class A” Motor Home Lead

Focus on Higher-Margin Motor Homes

•                  7.2% increase in unit retail sales for calendar 2003 compared to calendar 2002

•                  Outpaced industry growth in 2003

•                  Discovery up 21.9%

•                  Pace Arrow up 11.8%

•                  Revolution up 73.3%

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Source: Statistical Surveys, Inc. (December 2003)

Class A Leaders

Growing Lead in Retail Market Share

[CHART]

Source: Statistical Surveys, Inc. (December 2003)

Travel Trailers

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'04 Terry

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'04 Wilderness Fifth Wheel

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'04 Prowler

Travel Trailers

•                  All-new travel trailer lineup introduced December 2002

•                  60% of product affected

•                  Enthusiastic dealer reception

•                  Unexpected production difficulties

•                  Product innovations continue

•                  Sales improving despite price increases and surcharges

•                  Training, product redesign led to current 100% efficiency

•                  78% efficient in Q3 2004

•                  Successful GearBox LSV introduction

•                  #2 in Western Region after just 15 months*

*Source: Statistical Surveys, Inc. (December 2003)

Fifth-Wheel Market Share

•                  Increasing market share in high-margin 5th wheels

•                  2002: 7.0% to 2003: 8.6%

•                  Unit sales up 37.7% in 2003 over 2002

•                  Industry increased 12.6% in same period

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2-section home with garage

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Community project, 2-section w/garages

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4-section, 2-story with added garage

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2-section Anniversary home

Manufactured Housing

Excellent Market Position

•                  Consistent reputation as high-value builder

•                  Retail market share within top 3 manufacturers*

•                  Consistent distribution network

•                  More residential-looking, higher-end products

•                  Factory advancements, new products

•                  Brand awareness leader**

•                  More than one million homes sold

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*                 Source: Statistical Surveys, Inc. (2003) after assuming effect of Clayton/Oakwood merger

**          Internally commissioned study

Historical Overview

•                  Aggressive financing and rapid expansion at retail led to bad loans and overbuilding

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MH Industry Shipments

•                  Shipments hit 40-year low in 2003

•                  With caveats, MHI says 145k to 155k units in calendar 2004 possible

•                  10% to 17% increase over the 131,000 units shipped in 2003

Source: Manufactured Housing Institute

Strong Underlying Demand for
Manufactured Housing

•                  In 2002, manufactured homes made up 11% of new single-family housing starts

•                  At 1998 peak, manufactured homes made up 23% of housing starts

•                  Manufactured homes are more affordable than site-built houses, which appeals to key market segments

•                  Higher mortgage interest rates likely to improve manufactured housing market

•                  Current interest rate spreads of 500-700 basis points highly unusual

Favorable demographic trends in key segments lead to expected continued strong demand for affordable housing

•                  Immigration

•                  Empty nesters

•                  First-time buyers

•                  Low to middle income

U.S. Household Income

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Immigration to the United States

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Sources: Statistical Yearbook and U.S. Census Bureau

Advantages of Manufactured Homes
versus Site-Built Homes

•                  Significantly lower cost per square foot

•                  Controlled manufacturing environment

•                  Time to completion is half that of site-built

Average Cost Per Square Foot of a Manufactured
Home vs. Site-Built Home

[CHART]

Source: Manufactured Housing Institute

Major Players — 2003*

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Note:  As of April 2004, Clayton Homes acquired assets of Oakwood Homes

*Source: Statistical Surveys, Inc. through December 2003

Industry Poised for Recovery

•                  Both retailers and retail inventory have right-sized

•                  Repo inventories beginning to decline, which should bolster new shipments

•                  Underlying demand has remained solid

•                  Industry capacity decreased from 330 manufacturing facilities in 1998 to ~230

•                  New lenders entering market

Manufactured Homes Sold

[CHART]

Source: U.S. Department of Commerce and the Manufactured Housing Institute

Number of Retailers and Retailer Inventory

[CHART]

Source: Manufactured Housing Institute

Manufactured Housing

Fleetwood Ready for Growth When Market Recovers

•                  Long-standing reputation for manufacturing excellence

•                  Several plants certified to build modular homes

•                  New award-winning designs — improved livability, aesthetics

•                  Homes designed to accommodate alternate channels

•                  Built vertically integrated model

•                  Structural improvements at Fleetwood Retail Corp.

•                  Strong portfolio at HomeOne Credit Corp.

Manufacturing Excellence

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•                  FY’03 manufacturing revenue: $551 million

•                  21 strategically located facilities; rationalized footprint

•                  Diversified across multi-section and single-section homes

•                  Numerous exciting floor plans and new product features

•                  Two-story, LifeStages and modular homes

•                  “The Entertainer” is the best selling home in America

•                  Ample capacity to accommodate increased shipments

Fleetwood Homes – Retail Network

Broad Geographic Reach

•                  1,350 Total Distribution Points

•                  Company-Owned: 132

•                  Independent/Exclusive: 490

•                  Independent/Non-Exclusive: 728

•                  Fleetwood Retail Corp.

•                  Fourth largest retailer

•                  $245 million of sales in FY 2003

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[LOGO] – Lending Opportunities

•                  Business launched May 2002

•                  Funding loans for FRC customers; beginning to fund exclusive retailers

•                  High portfolio quality

•                  Originated ~$50 million in loans through March 2004; portfolio growing by $2 – $4 million per month

•                  $75 million warehouse line in December 2003

•                  Ramp-up to fill lending void

Financial Overview

Restructuring Steps

•                  Slashed overhead: aggregate cost reductions of ~$175 million over past three fiscal years

•                  Leveraged purchasing power

•                  Focused on RV product innovation

•                  Strengthened management team

•                  Raised $100 million in 5% convertible debt

•                  Eliminated $150 million in 9.5% convertible trust preferred*

•                  Obtained $75 million warehouse line for HomeOne Credit

•                  Amended line of credit to provide greater flexibility; renewal discussions commenced

* To be fully completed by April 29, 2004.

Restructuring Success

Fleetwood Today Is Positioned for Growth

•                  Improved operating results in fiscal ’04, powered by RV performance.

•                  Dramatically improving capital structure

•                  Significant revenue growth, retail market share gains in higher-margin RV products – Class A motor homes, fifth-wheel travel trailers

•                  New housing products, stable distribution, operating leverage should reap results as manufactured housing cycle turns

Continuing Challenges/Opportunities

•                  Business seasonal in both industries

•                  Travel Trailer Division continues to be management focus

•                  New lenders for manufactured housing have yet to fully ramp up

•                  Fleetwood Retail Corp. losses likely to continue in FY '05, albeit at reduced levels

•                  Competitive challenges (and opportunities) from Berkshire-Hathaway acquisitions of two manufactured housing competitors

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Summary Financial Results

Sales (in billions)

[CHART]

Operating Income (in millions) and EPS

[CHART]

*Includes non-recurring charges.

FY 2004 Financial Results*

FY 04 – First Nine Months

[CHART]

FY 04 – Third Quarter

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* Q3 FY04 ended January 25, 2004.

Balance Sheet and Liquidity*

•                  Cash and investments: $82.4 million

•                  Outstanding convertible trust preferred:

•                  6.0% Trust I Convertible Preferred due 2028: $201 million

•                  9.5% Trust II Convertible Preferred due 2013: $38 million

•                  9.5% Trust III Convertible Preferred due 2013: $150 million (called for redemption by 4/29/04; majority have converted)

•                  Liquidity enhanced in December 2003 by $100 million offering of 5% debentures due 2023

•                  Availability under bank line: $23.1 million

*As of 1/25/04

Summary

•                  Leader in both the growing RV and manufactured housing industries

•                  Strengthening balance sheet

•                  Growth of high-margin Class A motor home business

•                  Focus on RV product innovation

•                  Housing Group vertical integration creating efficiencies and enhancing volume

•                  Upside potential as manufactured housing market turns

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Questions?